Exhibit 99.2 C.H. Robinson to Acquire RXO – Redefining the Future of Third-Party Logistics While Unlocking Significant Shareholder Value Non-GAAP Financial Measures: These slides include certain financial measures that are not prepared in accordance with generally accepted accounting Page 1 | C.H. ROBINSON principles (“non-GAAP measures”). These non-GAAP measures may be different than similar measures used by other companies and should be considered in addition to, not as a substitute for, measures of financial performance calculated in accordance with GAAP.

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, the expected timing of the closing of the proposed transaction, the anticipated benefits of the proposed transaction, including synergies, and expected future financial position, total addressable market and results of operations, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology. C.H. Robinson’s and RXO’s results may differ materially from the experience and results anticipated in such statements. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the risk that the conditions to the closing of the proposed transaction are not satisfied, including the risk that required approvals of the transaction from the stockholders of RXO or from regulators are not obtained; litigation or regulatory action relating to the transaction; the risk that the proposed transaction may not be completed on the anticipated terms, in a timely manner or at all; uncertainties as to the timing of the consummation of the proposed transaction and the ability of each party to consummate the proposed transaction; risks that the proposed transaction disrupts the current plans or operations of C.H. Robinson or RXO; the effect of the announcement of the proposed transaction on the ability of C.H. Robinson or RXO to retain and hire key personnel; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the transaction; the risk that C.H. Robinson is unable to obtain the anticipated debt financing in connection with the proposed transaction on the anticipated timing or terms, or at all; potential adverse effects on the market price of RXO’s and/or C.H. Robinson’s common stock, credit ratings, or operating results; fluctuations in the market value of the merger consideration, which may vary from its value as of the date of the merger agreement or the date of this communication, as a result of changes in the market price of C.H. Robinson common stock; potential adverse reactions or changes to relationships with employees, customers, suppliers, distributors and other business partners resulting from the announcement, pendency or completion of the proposed transaction; restrictions during the pendency of the proposed transaction on RXO’s ability to pursue certain business opportunities or strategic transactions; the potential acquisition being more expensive to complete than anticipated, including as a result of unexpected factors or events, significant transaction costs or unknown liabilities; the combined company’s ability to achieve the synergies expected from the proposed transaction, as well as delays, challenges and expenses associated with integrating the combined company’s existing businesses or realizing the anticipated benefits of the proposed transaction; competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into the industries in which C.H. Robinson and RXO operate, as well as new product and marketing initiatives by C.H. Robinson’s and RXO’s competitors; risks associated with cyber-attacks, information security and data privacy; diversion of management’s time and attention from C.H. Robinson’s and RXO’s ongoing business operations due to the proposed transaction; disruptions resulting from key management changes; unknown liabilities and uncertainties regarding general economic, market sector, competitive, legal, regulatory, tax and geopolitical conditions; and legislative, regulatory, economic, competitive or technological developments. Other factors that might cause such a difference include those discussed in C.H. Robinson’s and RXO’s filings with the SEC, which include their Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the registration statement on Form S-4 (including the proxy statement/prospectus) to be filed in connection with the proposed transaction. For more information, see the section entitled “Risk Factors” and the forward-looking statements disclosure contained in C.H. Robinson’s and RXO’s Annual Reports on Form 10-K and in other filings. Forward-looking statements should not be relied on as predictions of future events, and these statements are not guarantees of performance or results. The forward-looking statements included in this communication are made only as of the date hereof and, except as required by applicable law, C.H. Robinson and RXO undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional Information and Where to Find It In connection with the proposed transaction, C.H. Robinson intends to file with the SEC a registration statement on Form S-4 that will include a preliminary proxy statement of RXO that also constitutes a preliminary prospectus of C.H. Robinson. C.H. Robinson and RXO also each plan to file other relevant documents with the SEC regarding the proposed transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus will be mailed to stockholders of RXO. This communication is not a substitute for the registration statement, the proxy statement/prospectus or any other document that C.H. Robinson or RXO may file with the SEC in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain free copies of these documents (if and when available), and other documents containing important information about C.H. Robinson and RXO, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by C.H. Robinson will be available free of charge on C.H. Robinson’s website at investor.chrobinson.com. Copies of the documents filed with the SEC by RXO will be available free of charge on RXO’s website at investors.rxo.com. Participants in the Solicitation C.H. Robinson, RXO and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from RXO’s stockholders in respect of the proposed transaction. Information about the directors and executive officers of C.H. Robinson, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in (i) C.H. Robinson’s proxy statement for its 2026 Annual Meeting of Shareholders, which was filed with the SEC on March 24, 2026, including under the sections captioned “Proposal 1: Election of Directors,” “Compensation of Directors,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “Security Ownership of Certain Beneficial Owners and Management,” and “Related Party Transactions,” (ii) C.H. Robinson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 13, 2026, including under the section captioned “Information about our Executive Officers” in Part I, Item 1, and (iii) Item 5.02 of C.H. Robinson’s Current Report on Form 8-K filed with the SEC on June 2, 2026. Information about the directors and executive officers of RXO, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in (i) RXO’s proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on March 30, 2026, including under the sections captioned “Proposal 1: Election of Directors,” “Director Compensation,” “Certain Relationships and Related Party Transactions,” “Security Ownership of Certain Beneficial Owners and Management,” and “Compensation Discussion and Analysis,” and (ii) RXO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 9, 2026, including under the section captioned “Information about our Executive Officers” in Part I, Item 1. To the extent holdings of RXO’s securities by its directors or executive officers have changed since the applicable “as of” date described in its 2026 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership on Form 5 filed with the SEC, including (i) the Form 4s filed by Mr. Wilkerson on May 4, 2026 and May 19, 2026; (ii) the Form 4 filed by Mr. Morris on May 18, 2026; and (iii) the Form 4 filed by Mr. Firestone on August 25, 2026. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from C.H. Robinson and RXO using the sources indicated above. No Offer or Solicitation This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Page 2 | C.H. ROBINSON

C.H. Robinson to Acquire RXO to Form a $25B+ Logistics Platform

One Stronger Logistics Platform

Lean Operating Model


Continuous Improvement

Human Expertise & AI Integrated

Capabilities - Density - Expertise

Consideration
$30.25
Per RXO Share [1]

Transaction Value
$5.8B
Implied Enterprise Value

Transaction Multiple
13.2x
Implied EV / 2026E Adj. EBITDA (Synergized) [2]

Transaction Timing
First Half of 2027
Expected Close

Estimated Cost Synergies
~$300M
Net Run-Rate Cost Synergies

Expected Adj. EPS [3] Impact
- ✓ Accretive within 9 Months of Close
- ✓ Mid-Teens Accretion in 2028

Rapid Deleveraging
1.75x–2.25x
Net Leverage Target by Year-End 2028

Notes:
1. Implied total consideration of $30.25 per share is based on C.H. Robinson's 16-day VWAP of $151.88 as of October 2, 2026
2. 2026 financial data based on RXO consensus estimates as of September 2026
3. Adjusted EPS is a non-GAAP financial measure. Adjusted EPS excludes restructuring and/or loss from divestiture and excludes Amortization of Intangibles related to this acquisition

Page 3 | C.H. ROBINSON

C.H. ROBINSON

Defining the Future of Third-Party Logistics While Unlocking Shareholder Value Regardless of Market Cycle

C.H. ROBINSON

RXO

Unlocks Compelling Cost Synergies

- ~$300M net run-rate cost synergies within two years of closing
- Enhanced operating leverage

Accelerates Our Growth Strategy

- Improved network density in a fragmented market
- Expanded capabilities to enhance penetration across verticals
- Diversified customer base

Diversifies End-to-End Customer Offering

- North American multimodal brokerage, managed transportation, last mile and expedited
- Compelling cross-selling opportunities

Builds on a Strong Financial Profile

Combined company:

- $25B+ revenue and $1.5B+ Adj. EBITDA (1) (incl. cost synergies)
- Expected to maintain solid investment-grade credit ratings

Combining Highly Complementary Businesses to Deliver Greater Value for Customers, Carriers and Shareholders

Notes:
1. Adjusted EBITDA is a non-GAAP financial measure. Adjusted EBITDA is calculated as Adjusted Income From Operations, which excludes restructuring and/or loss from divestiture, plus Depreciation & Amortization

Page 4 | C.H. ROBINSON

C.H. ROBINSON

Combined Company Will Have Greater Network Density, Enhanced Penetration and Generate Substantial Shareholder Value

	C.H. ROBINSON	+ RXO
Gross Revenue 2026E (1)	$18.4B	$6.8B
Adj. Gross Profit / Margin (%) 2026E (1)(2)	$2.9B / 15.7%	$1.0B / 14.0%
Shippers	75,000	18,000
Carriers	450,000	150,000

Business Mix (% 2Q26A)

C.H. Robinson:



% of Gross Revenue (3)

NAST	73%
Global Forwarding	18%
All Other & Corp.	9%

RXO:



% of Gross Revenue (4)

Truck Brokerage	73%
Last Mile	19%
Managed Trans.	8%

= **2026E Incl. Net Run-Rate Cost Synergies (1)(5)**

$25B+ Gross Revenue

~$300M Est. Net Run-Rate Cost Synergies

$1.5B+ Adj. EBITDA (6)



% of Gross Revenue (3)(4)

Truck Brokerage	73%
Forwarding	13%
Managed Trans. & Other	9%
Last Mile	5%

Network Density and Penetration Will Allow Us to Increase Volumes, Win New Business and Deepen Customer Relationships

Notes:
1. 2026 financial data based on consensus estimates as of September 2026
2. Adjusted Gross Profit is a non-GAAP financial measure. C.H. Robinson Adjusted Gross Profit is calculated as Gross Profit excluding direct software amortization; RXO Gross Margin is calculated as Revenue less Cost of Transportation and Services (excl. Depreciation & Amortization), Direct Operating Expense (excl. Depreciation & Amortization) and Direct Depreciation & Amortization Expense
3. All Other & Corporate includes Robinson Fresh and Managed Solutions; as of 2Q26A
4. Excludes eliminations; as of 2Q26A
5. Inclusive of ~$300M net run-rate cost synergies
6. Adjusted EBITDA is a non-GAAP financial measure. Adjusted EBITDA is calculated as Adjusted Income From Operations, which excludes restructuring and/or loss from divestiture, plus Depreciation & Amortization

Page 5 | C.H. ROBINSON

C.H. ROBINSON

RXO Overview $6.8B $1.0B $137M 18,000 150,000 (1) (1) (1)(2) 2026E Gross Revenue 2026E Gross Profit 2026E Adj. EBITDA Shippers Carriers Complementary Business Mix Diverse End-Market Exposure 2025A Gross Revenue by Service 2025A Gross Revenue by Customer Industry TL & LTL Automotive Brokerage Logistics / 6% 71% Transportation Last 9% Expedited Truck Mile Retail / E- Brokerage Commerce 37% Other 13% 20% Last Mile Food & Beverage 16% Industrial / Manufacturing 19% 9% Managed Drop Limited Customer Overlap Managed Transportation Trailer with C.H. Robinson Transportation Notes: 1. 2026 financial data based on consensus estimates as of September 2026 2. Adjusted EBITDA is a non-GAAP financial measure. For RXO, reported Adj. EBITDA reconciliation per filings (https://investors.rxo.com/overview) Page 6 | C.H. ROBINSON

Combining Complementary Capabilities to Deliver a Comprehensive Offering

Expands Existing Capabilities ⟷ **New Levers for Growth**



Multimodal Brokerage

- ✓ Dry van and specialized equipment
- ✓ North American LTL consolidation and cross-border services
- ✓ Digital booking native


RXO
RXO
RXO

Drop Trailer

- ✓ Drop Trailer Plus and Flex Fleet programs
- ✓ GPS and telematics for trailer visibility and utilization
- ✓ Trailer pools for seasonal peaks and flexible loading



Managed Transportation

- ✓ Configurable TMS, 3PL and outsourced 4PL services
- ✓ Control towers for routing, procurement, audit and payment
- ✓ $4B+ in freight under management


RXO

Expedited

- ✓ 650K+ expedited shipments managed annually
- ✓ Time-critical ground, air and cross-border solutions
- ✓ 24/7 control tower support and real-time shipment tracking


RXO

Last Mile

- ✓ 11M+ annual deliveries; dedicated and commingled networks
- ✓ Heavy-goods assembly and complex in-home installation
- ✓ RXO Connect for scheduling, inventory and claims

Page 7 | C.H. ROBINSON

C.H. ROBINSON

A Winning Combination for Customers and Carriers Our Customer Promise Our Carrier Commitment We deliver customer success We commit to delivering more ways through exceptional service and to empower your business at every high value, like no one else turn, like no one else Unmatched Expertise More Loads Take control of your future with Work with the experts who go further, no confidence: Access the most freight in matter what, and know more than anyone North America – including thousands of else about logistics for your industry, loads on the routes you want business and customers Unrivaled Scale Smarter Solutions Make life easier with financial solutions We get you anywhere you need to go – that keep cash flowing, plus simple tools even when others can’t – with the full for tracking updates, custom load power of our connections, relationships and recommendations and more global reach Tailored Solutions Better Support Get personalized service, anytime, from Unlock solutions designed for your the expert people who have your back business through our integrated suite of and know what it takes to keep you services and advanced tech capabilities moving forward Page 8 | C.H. ROBINSON

Multiple Levers to Drive ~$300M of Estimated Net Run-Rate Cost Synergies

Cost-to-Serve Efficiencies

Operating leverage derived from the Lean operating model and fleet of AI agents deployed across workflows

Shared Services Savings

Centralize processes and functions, remove duplication and optimize efficiency over larger enterprise volume

3rd Party Services Eliminations

Remove duplication and transfer external services onto C.H. Robinson's existing vendor relationships

Other Integration Benefits

Consolidate real estate footprint and deliver insurance procurement efficiencies

80% (Cost-to-Serve Efficiencies and Shared Services Savings)

20% (3rd Party Services Eliminations and Other Integration Benefits)

~$300M Estimated Net Run-Rate Cost Synergies

Page 9 | C.H. ROBINSON

C.H. ROBINSON

Continuation of Proven Strategy That Robinson Implemented in Early 2024 2023-2024 2027 + 1 2 3 4 5 Continuously RXO Adds More New Defined & Scorecard: Continuous Improving. Volume Management Cascaded Measurable Rigorous Team with Strategy Measurement & Never Stops. to a Proven & Actionable Strategy Relevant Maps Inputs Action Plans Experience Joined to Focus on Operational Excellence +490 bps ~8% 200x >60% Enterprise Productivity AI Usage Increase with Adj. Operating Margin Operating Expense Increase Since End of 2022 3x Cost Increase Expansion YoY in 2025 Reduction YoY in 2025 Page 10 | C.H. ROBINSON

Unlocking Significant Productivity & Synergies by Applying Lean AI Operating Model

Adj. Gross Profit [(1)] per Employee

($000s)

Significant efficiency opportunity at RXO, similar to C.H. Robinson pre-2023 before Lean operating model introduction



162
246
214
331
164
2023A
2025A
C.H. ROBINSON
C.H. ROBINSON NAST
RXO

Robinson's Proven Strategy

Lean Operating Model

- Aligned strategy and planning across the business
- Repeatable execution, scorecards and accountability
- Continuous improvement mindset

Robust In-House Capabilities

- **450+** engineers and data scientists
- **100+ AI agents** automating quote-to-cash tasks
- Capital-light platform; near-zero marginal cost to scale self-built AI agents

Proven Track Record of Transformation and Productivity Improvement Will Unlock Incremental Operating Leverage from RXO's Volumes

Notes:
1. Adjusted Gross Profit is a non-GAAP financial measure. C.H. Robinson Adjusted Gross Profit is calculated as Gross Profit excluding direct software amortization; RXO Gross Margin is calculated as Revenue less Cost of Transportation and Services (excl. Depreciation & Amortization)

Page 11 | C.H. ROBINSON

C.H. ROBINSON

Strong Cash Flow Generation Will Support Capital Allocation Opportunities

Executing a Disciplined and Balanced Capital Allocation Strategy

1 Sustain & Drive Growth

- Prioritize high-return, close-in investments to drive organic growth
- Opportunistically use M&A to drive total shareholder return by advancing tools, services and global skillset

2 Minimize Risk

- Maintain $600-$750M of liquidity (cash and borrowing availability)
- Staggered debt maturities

3 Optimize Balance Sheet

- Maintain solid investment-grade credit ratings
- Efficiently repatriate cash

4 Return Capital

- Grow dividend in order to maintain Dividend Aristocrat status
- Opportunistic approach to share buybacks (paused until leverage returns to target range)

Rapid Deleveraging Expected

Net Debt / LTM Adj. EBITDA (x)



2.9x
1.75x - 2.25x
Estimated at Close (Synergized)[1]
Year-End 2028E

Notes:
1. Inclusive of ~$300M full net run-rate cost synergies

Page 12 | C.H. ROBINSON

C.H. ROBINSON

Redefining the Future of Third-Party Logistics While Unlocking Shareholder Value Strengthens position in a fragmented market through improved network density Broadens the customer value proposition with combined strengths across diverse modes and geographies Unlocks cross-sell and deeper wallet share across complementary capabilities and customer relationships + Aligns customer-first, collaborative team cultures to support integration, innovation and best-in-class service Lean operating model and industry-leading technology platform create a significant efficiency opportunity ~$300M estimated net run-rate cost synergies and a clear path to deleveraging Combination Rationale Does Not Rely on Freight Market Recovery Page 13 | C.H. ROBINSON

Appendix Page 14 | C.H. ROBINSON Page 14 | C.H. ROBINSON

Transaction Overview • C.H. Robinson to acquire 100% of RXO • Approximately $5.3B implied equity value and $5.8B implied enterprise value • Purchase consideration: Transaction — $17.25 in cash plus 0.0856 C.H. Robinson shares for each RXO share Consideration — Implied total consideration of $30.25 per share based on C.H. Robinson’s 16-day VWAP of $151.88 as of October 2, 2026 • RXO shareholders expected to own approximately 11% of the combined company (1) • Expected to be accretive to Adj. EPS within 9 months of close and generate mid-teens accretion in 2028 • ~$300M of estimated net run-rate cost synergies expected to be achieved within two years of close Financial • C.H. Robinson has secured $4.5B in committed financing to provide backup financing for the cash consideration and Impact backstop amendments to certain indebtedness of C.H. Robinson • Expected to maintain a solid investment-grade credit profile; pause share repurchases and return to the 1.75x–2.25x net leverage target by year-end 2028 Timing & • Expected close in the first half of 2027, subject to regulatory approvals, RXO shareholder approval and customary closing conditions Governance Building a Stronger North American Surface Transportation Platform Notes: 1. Adjusted EPS is a non-GAAP financial measure. Adjusted EPS excludes restructuring and/or loss from divestiture and excludes Amortization of Intangibles related to this acquisition Page 15 | C.H. ROBINSON